Putnam Money Market Fund
Putnam Tax Exempt
Money Market Fund

1 | 30 | 09
Prospectus

CONTENTS
Fund summaries	2
Goals	2
Main investment strategies	2
Main risks	2
Investor profile	3
Past performance	3
Costs associated with your investment	6
What are each fund’s main investment
strategies and related risks?	8
Who oversees and manages the fund?	14
How does a fund price its shares?	15
How do I buy fund shares?	15
How do I sell or exchange
fund shares?	19
Policy on excessive short-term trading	22
Distribution plans and payments
to dealers	23
Fund distributions and taxes	26
Financial highlights	28

Putnam Money Market Fund
Class A, B, C, M, R and
T shares
Investment Category:
Income

PutnamTax Exempt Money
Market Fund
Class A shares
Investment Category:
Tax Exempt Income

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summaries

GOALS

► Putnam Money Market Fund. The fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

► Putnam Tax Exempt Money Market Fund. The fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital, maintenance of liquidity and stability of principal.

MAIN INVESTMENT STRATEGIES — INCOME

Putnam Money Market Fund — Income

► We invest mainly in instruments that:

► are high quality and

► have short-term maturity.

Putnam Tax Exempt Money Market Fund —Tax Exempt Income

We invest mainly in instruments that:

► pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT),

► are high quality, and

► have short-term maturity.

Under normal circumstances, we invest at least 80% of the fund’s net assets in short-term tax exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders.

MAIN RISKS

The main risks that could adversely affect the value of a fund’s shares and the total return on your investment include:

► Inflation risk — the risk that the effects of inflation may erode the value of your investment over time.

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► Money Market fund risk — the risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

► Tax-Exempt investment risk — forthe Tax Exempt Money Market Fund only, the risk that the interest the fund receives might be taxable.

A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either fund.

INVESTOR PROFILE

The Money Market Fund is designed for investors seeking as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity. The Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital, maintenance of liquidity and stability of principal. It should not be your sole investment.

PAST PERFORMANCE

The performance information below gives some indication of the risks and potential rewards associated with an investment in each fund. The bar chart shows calendar year returns and the average annual total return over the past 10 years for each fund’s class A shares.

Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

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MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

Annual performance of shares at NAV

► In the fund’s best calendar quarter during this period (Q4 00), a $1,000 investment would have grown 1.59% to $1,016.

► In the fund’s worst calendar quarter during this period (Q1 04), a $1,000 investment would have grown 0.15% to $1,002.

Average Annual Total Returns (for periods ending 12/31/08)

	Past	Past	Past
	1 year	5 years	10 years

Class A	2.71%	3.21%	3.31%
Class B	-2.80%	2.33%	2.79%
Class C	1.20%	2.70%	2.80%
Class M	2.56%	3.06%	3.15%
Class R	2.20%	2.70%	2.81%
Class T	2.45%	2.95%	3.05%
Lipper Money Market Funds Category
Average (no deduction for taxes)	2.04%	2.72%	2.89%

Class B and class C share performance reflects the maximum applicable deferred sales charge assuming shares had been redeemed on 12/31/08 and, for class B shares, does not assume conversion to class A shares. For periods before the inception of class C shares (2/1/99), class R shares (1/21/03) and class T shares (12/31/01), performance shown for these classes in the table is based on the performance of the fund’s class A shares, adjusted to

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reflect the appropriate sales charge and the higher 12b-1 fees paid by class B, class C, class R and class T shares.

The fund’s performance is compared to the Lipper Money Market Funds Category Average, an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services.

TAX EXEMPT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

Annual performance of shares at NAV

► In the fund’s best calendar quarter during this period (Q4 00), a $1,000 investment would have grown 0.93% to $1,009.

► In the fund’s worst calendar quarter during this period (Q3 03), a $1,000 investment would have grown 0.09% to $1,001.

Average Annual Total Returns (for periods ending 12/31/08)

	Past	Past	Past
	1 year	5 years	10 years

Class A	1.74%	2.05%	2.03%
Lipper Tax Exempt Money Market Funds
Category Average (no deduction for taxes)	1.69%	1.99%	2.01%

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lipper Tax Exempt Money Market Funds Category Average, an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical Services.

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COSTS ASSOCIATED WITH YOUR INVESTMENT

This table summarizes the fees and expenses you may pay if you invest in a fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Deferred
Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase
	Imposed on Purchases	price or redemption
	(as a percentage	proceeds, whichever
	of the offering price)	is lower)

Money Market Fund
Class A	NONE	NONE**
Class B	NONE	NONE**
Class C	NONE	NONE**
Class M	NONE	NONE**
Class R	NONE	NONE
Class T	NONE	NONE**

Tax Exempt Money Market Fund
Class A	NONE	NONE**

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses.

The table below shows each fund’s annual operating expenses for the fiscal year ended September 30, 2008 (except as otherwise indicated).

		Distribution		Total Annual
	Management	and Service	Other	Fund Operating
	Fees	(12b-1) Fees	Expenses^	Expenses

Money Market Fund
Class A	0.30%	0.00%	0.28%	0.58%
Class B	0.30%	0.50%	0.28%	1.08%
Class C	0.30%	0.50%	0.28%	1.08%
Class M	0.30%	0.15%	0.28%	0.73%
Class R	0.30%	0.50%	0.28%	1.08%
Class T	0.30%	0.25%	0.28%	0.83%

* Certain investments in class A and class M shares may qualify for discount on applicable sales charges. See How do I buy fund shares? for details.

** A deferred sales charge of 1.00% on class A shares, class C shares, and classT shares, of 5.00% on class B shares, and of 0.15% on class M shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund. For more information, please see the discussion of deferred sales charges in HowdoIsellorexchangefundshares? below.

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^ Include estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly. Also assumes that the fund will pay all costs (estimated to be 0.02%) associated with participation in theTreasury’sTemporary Guarantee Program for Money Market Funds.

		Distribution		Total
		and Service		Annual Fund	Expense
	Management	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses^	Expenses	ment	Expenses

Tax Exempt Money Market Fund<>
Class A	0.45%	0.00%	0.38%	0.83%	(0.25%)	0.58%

* Certain investments in class A shares may qualify for discounts on applicable sales charges. See How do I buy fund shares? for details.

** A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund. For more information, please see the discussion of deferred sales charges in the How do I sell or exchange fund shares? below.

^ Assumes that the fund will pay all costs (estimated to be 0.02%) associated with participation in theTreasury’s Temporary Guarantee Program for Money Market Funds.

<> Reflects Putnam Management’s contractual obligation to limit fund expenses through September 30, 2009. For information regarding expense limitations, see Charges and Expenses in the statement of additional information (“SAI”).

How do these fees and expenses look in dollar terms?

This example takes the maximum up-front sales charge (or applicable contingent deferred sales charge, but not including any contingent deferred sales charge applicable only to shares purchased by exchange from another Putnam fund) and annual operating expenses for each share class and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps you more easily compare the cost of investing in each fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same, except for costs related to the Treasury’s Temporary Guarantee Program for Money Market Funds, which are reflectedin the first year of each period in the example below. The examples are hypothetical; your actual costs and returns may be higher or lower.

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EXAMPLE: Sales charge plus annual operating expense on a $10,000 investment over time

	1 year	3 years	5 years	10 years
Money Market Fund

Class A	$59	$181	$315	$ 703
Class B	$110	$339	$587	$1,155*
Class C	$110	$339	$587	$1,296
Class M	$75	$229	$397	$ 885
Class R	$110	$339	$587	$1,296
Class T	$85	$261	$452	$1,004
Tax Exempt Money Market Fund
Class A	$59	$236	$427	$ 980

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are each fund’s main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We will consider, among other things, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for either fund. The main investment strategies and related risks for each fund are set out below in the following order: those relating only to the Putnam Money Market Fund, those relating only to the Putnam Tax Exempt Money Market Fund and finally those relating to both of the funds.

MONEY MARKET FUND

We pursue the fund’s goal by investing in money market investments, such as certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

► Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the

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fund’s total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund’s shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests signifi-cantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

► Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial stability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

TAX EXEMPT MONEY MARKET FUND

We pursue the fund’s goal by investing mainly in short-term tax exempt investments. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available by companies whose securities are publicly traded.

► Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service may make the income from some of these obligations taxable.

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Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the investment policy described in the Main Investment Strategies section.

► Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

BOTH FUNDS

► Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of a fund’s shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

A fund’s average portfolio maturity will not exceed 90 days and neither fund may hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

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Some investments that we purchase for the Tax Exempt Money Market Fund have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

► Credit quality. The funds buy only high quality investments. These are:

► rated in one of the two highest categories by at least two nationally recognized rating services,

► rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating) or

► unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

► Other investments. In addition to the main investment strategies described above, we may make other types of investments and be subject to other risks as described in the statement of additional information (SAI).

► Participation in the Treasury’s Temporary Guarantee Program. On November 24, the U.S. Department of the Treasury announced the extension of its Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. Each of the Putnam Money Market Fund and the Putnam Tax Exempt Money Market Fund with the approval of each fund’s Board of Trustees, has applied for continued participation in the Program. The Program had been set to expire on December 18, 2008.

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Subject to certain conditions and limitations, share amounts held by investors in each fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event a fund’s market-based net asset value per share declines below $0.995 (a “Guarantee Event”) and a fund subsequently liquidates. Only shareholders who held shares of one of the funds on September 19, 2008 would receive payments under the Program. Shareholders would receive payments only with respect to the lesser of the number of shares owned at the close of business on September 19, 2008 and the number of shares owned at the time of the Guarantee Event. Under the Program, a shareholder who has continuously maintained a fund account since September 19, 2008 would receive payment for each covered share equal to $1.00 minus amounts previously paid by a fund to such shareholder since the date of the Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all participating money market funds. Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Secretary of the Treasury may further extend the Program for a period not beyond the close of business on September 18, 2009. If the Treasury Secretary announces a further extension of the Program, the funds will consider whether to continue to participate at that time.

► Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses.

However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, may produce taxable income for Putnam Tax-Exempt Money Market Fund, and may prevent a fund from achieving its goal.

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► Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

► Portfolio transactions. The fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the fund’s total return but not in the Total Annual Fund Operating Expenses. The Money Market Fund and the Tax Exempt Money Market Fund paid no brokerage commissions during the last fiscal year. Additional information regarding Putnam Management’s brokerage selection procedures is included in the SAI.

Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of a fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which a fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

► Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For information on each fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the sixth business day after the end of each calendar quarter and, if determined by the funds’ Chief Compliance Officer, more frequently, but only to the extent it is in the best interest of a fund’s shareholders. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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Who oversees and manages the funds?

THE FUNDS’ TRUSTEES

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of a fund or affiliated with Putnam Management).

The Trustees periodically review the funds’ investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each funds’ operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

THE FUNDS’ INVESTMENT MANAGER

The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of each fund’s management contract described below is discussed in each fund’s annual report to shareholders dated September 30, 2008. Each fund pays Putnam Management a quarterly management fee for these services based on each fund’s average net assets. The Putnam Money Market Fund paid Putnam Management a management fee (after applicable waivers) of 0.30% and the Putnam Tax Exempt Money Market Fund paid Putnam Management a management fee (after applicable waivers) of 0.20% of average net

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assets for each fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

How does a fund price its shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

Opening an account

You can open a fund account by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion. Shares are sold at a NAV of $1.00 per share, without any initial sales charge.

If you participate in a retirement plan that offers the Money Market Fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identifica-tion number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

► Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

► Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

► Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

► By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

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► By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

To eliminate the need for safekeeping, the funds will not issue certificates for shares.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers class A shares of the Tax Exempt Money Market Fund and a choice of five classes of fund shares of the Money Market Fund: A, B, C, M and T. Qualified employee-benefit plans may also choose class R shares of the Money Market Fund.

For the Money Market Fund, this allows you to choose among different types of deferred sales charges and different levels of ongoing operating expenses, as illustrated in the Costs associated with your investment section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

Money Market Fund (class A, M and T shares only) and Tax Exempt Money Market Fund (class A shares only)

Unless otherwise agreed with Putnam Retail Management, a deferred sales charge of 1.00% may apply to class A and class T shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge, if the shares are redeemed within nine months of the original purchase. A different CDSC may apply to class A shares purchased before August 1, 2008 and redeemed within 18 months of purchase. A deferred sales charge of 0.15% may apply to class M shares that were obtained by exchanging shares from another Putnam fund

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that were originally purchased without a sales charge for certain rollover accounts if redeemed within one year of purchase.

Shares not subject to any charge will be redeemed first, followed by shares held the longest. The deferred sales charge will be based on the lower of the shares original cost and current NAV, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Money Market Fund (class B and C shares only)

If you sell (redeem) class B shares obtained in an exchange of class B shares of another Putnam fund within six years after you originally acquired the class B shares of the other Putnam fund, you will pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

Shares not subject to any charge will be redeemed first, followed by shares held longest. The deferred sales charge will be based on the lower of the shares’ original cost and current NAV. You may sell shares acquired by reinvestment of distributions without a charge at any time.

If you sell (redeem) class C shares obtained in an exchange of class C shares of another Putnam fund within one year after you originally acquired the class C shares of the other Putnam fund, you will pay a deferred sales charge of 1.00% .

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Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class B shares convert automatically to class A shares after 8 years, eliminating the 12b-1 fee.

Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

► General (all classes). Because each fund seeks to be fully invested at all times, a fund only sells shares to you when it receives “same-day funds,” which are monies that are credited to the fund’s designated bank account at the Federal Reserve Bank of Boston. If a fund receives same-day funds before the close of trading on the NYSE, it will accept the order to buy shares that day.

► You may be eligible for reductions and waivers of deferred sales charges. Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may be exchanged for class A shares of any other fund

19   P R O S P E C T U S

that offers class A shares. Shareholders of class A, class M or class T shares will, in most cases, be required to pay a sales charge, which varies depending on the fund to which they exchange shares and the amount exchanged. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

► Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

► Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge.

► By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

► By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change

20   P R O S P E C T U S

within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.

► Via the Internet. You may also exchange shares via the Internet at www.putnam.com/individual.

► Selling shares by check. If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks payable to the order of anyone. The fund will redeem a sufficient number of full and fractional shares in your account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of your fund’s designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The funds may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans.

► Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent

21   P R O S P E C T U S

or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

► Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

► Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 500 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

► Policy on excessive short-term trading. Because the funds are money market funds that investors may seek to use as a source of short-term liquidity, Putnam Management and the funds’ Trustees have not adopted policies to discourage short-term trading in the funds. However, because very large cash flows based on short-term trading may, under some market conditions, decrease a fund’s performance, Putnam Management and each fund reserves the right to revise or terminate the exchange privilege, limit the amount or

22   P R O S P E C T U S

number of exchanges or reject any exchange. The fund in which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on a fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as described in the section Costs associated with your investment. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

► Distribution (12b-1) plans. Putnam Money Market Fund has adopted distribution plans to pay for the marketing of its class B, class C, class M, class R and class T shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.75% on class B shares, 0.35% on class T shares and 1.00% on class C, class M and class R shares. The Trustees currently limit payments on class M shares to 0.15%, on class T shares to 0.25% and on class B shares, class C shares and class R shares to 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M, class R and class T shares mean they have higher expense ratios and lower dividends than class A shares. Because class C, class M, class R and class T shares, unlike class B shares,

23   P R O S P E C T U S

do not convert to class A shares, class C, class M, class R and class T shares may cost you more over time than class B shares.

The Tax Exempt Money Market Fund has adopted a distribution plan to pay for the marketing of its shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35%, although the fund is not currently making payments under the plan.

► Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firmor its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Costs associated with your investment.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s

24   P R O S P E C T U S

preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant record-keeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliatesmay make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from a fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in a fund or other Put-nam funds on an annual basis. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2008 in the SAI, which is on file with the SEC and is also available on Putnam’s web-site at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

25   P R O S P E C T U S

Fund distributions and taxes

Each fund declares a distribution daily of all its net income. Each fund normally distributes any net investment income monthly. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of this fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

The Tax Exempt Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to you as such when it is distributed.

For federal income tax purposes, distributions of net investment income (other than “exempt-interest dividends” as described below for the Tax Exempt Money Market Fund) are taxable as ordinary income. Generally, gains realized by the Tax Exempt Money Market Fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally is tax-exempt. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less, and gains on the sale of bonds characterized as market discount, are taxable as ordinary income. The Tax Exempt Money Market Fund does not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable in

26   P R O S P E C T U S

this manner whether you receive them in cash or reinvest them additional shares of one of these funds or other Putnam funds.

Distributions by the Money Market Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus included in the price you paid).

Fund distributions for the Tax Exempt Money Market Fund that are designated as “exempt-interest dividends” are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax Exempt Money Market Fund may have on the federal taxation of your ben-efits. In addition, an investment in the fund may result in liability federal AMT, for both individual and corporate shareholders.

A fund’s investments in certain debt obligations may cause a fund recognize taxable income excess of the cash generated by such obli gations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The Money Market Fund’s investments in foreign securities, if may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The above is a general summary of the tax implications of investing in a fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

27   P R O S P E C T U S

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

28   P R O S P E C T U S

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29   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Money Market Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
		Net									Ratio	investment
	Net asset value,	investment	Net realized	Total from	From net	From			Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	return of	Total	Net asset value,	at net asset	end of period	to average	to average
Period ended	of period	(loss) [a]	investments	operations	income	capital	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [a,c]	net assets (%) [a]

Class A
September 30, 2008	$1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	$1.00	3.35	$3,212,674.56		3.28
September 30, 2007	1.00	.0486 [d]	— [e]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996.54		4.84 [d]
September 30, 2006	1.00	.0425 [f]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [f]	4.26 [f]
September 30, 2005	1.00	.0226	—	.0226	(.0226)	—	(.0226)	1.00	2.29	3,087,756.53		2.21
September 30, 2004	1.00	.0068	—	.0068	(.0068)	—	(.0068)	1.00	.68	3,537,907.53		.70

Class B
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$99,244	1.06	2.83
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04	4.34 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [f]	3.70 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	290,268	1.03	1.63
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	520,456	1.03	.19

Class C
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$30,609	1.06	2.66
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04	4.34 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [f]	3.71 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	33,259	1.03	1.64
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	40,935	1.03	.21

Class M
September 30, 2008	$1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	$1.00	3.19	$53,452.71		3.07
September 30, 2007	1.00	.0471 [d]	— [e]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641.69		4.69 [d]
September 30, 2006	1.00	.0410 [f]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [f]	4.11 [f]
September 30, 2005	1.00	.0211	—	.0211	(.0211)	—	(.0211)	1.00	2.13	44,682.68		2.05
September 30, 2004	1.00	.0053	—	.0053	(.0053)	—	(.0053)	1.00	.53	54,390.68		.55

Class R
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$5,564	1.06	2.54
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04	4.32 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [f]	4.22 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	1,687	1.03	1.99
September 30, 2004	1.00	.0027	—	.0027	(.0027)	—	(.0027)	1.00	.27	131	1.03	.30

Class T
September 30, 2008	$1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	$1.00	3.08	$20,037.81		2.93
September 30, 2007	1.00	.0461 [d]	— [e]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743.79		4.59 [d]
September 30, 2006	1.00	.0400 [f]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [f]	3.77 [f]
September 30, 2005	1.00	.0201	—	.0201	(.0201)	—	(.0201)	1.00	2.03	180,132.78		2.02
September 30, 2004	1.00	.0043	—	.0043	(.0043)	—	(.0043)	1.00	.43	124,394.78		.46

See notes to financial highlights at the end of this section.

30	P R O S P E C T U S	31	P R O S P E C T U S

Financial highlights (Continued)

a Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage
of average
net assets

September 30, 2008	<0.01%

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

September 30, 2004	<0.01

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangement.

d Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

e Amount represents less than $0.0001 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

32   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Tax Exempt Money Market Fund

PER-SHARE OPERATING PERFORMANCE			Year ended

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:

Net investment income	.0209 [c]	.0319 [c]	.0270 [c,d,e]	.0153 [c,d]	.0044 [c]

Net realized loss
on investments	(.0002)	—	—	—	—

Total from
investment operations	.0207	.0319	.0270	.0153	.0044
Less distributions:

From net investment income	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)

Total distributions	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)
Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%) [a]	2.13	3.17	2.74	1.54	.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$71,322	$74,596	$125,056	$114,429	$124,293

Ratio of expenses to
average net assets (%) [b]	.56 [c]	.59 [c]	.54 [c,d,e]	.55 [c,d]	.60 [c]

Ratio of net investment income
to average net assets (%)	2.09 [c]	3.16 [c]	2.71 [c,d,e]	1.51 [c,d]	.47 [c]

33   P R O S P E C T U S

Financial highlights (Continued)

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts:

Percentage
of average
net assets

September 30, 2008	0.25%

September 30, 2007	0.15

September 30, 2006	0.11

September 30, 2005	0.12

September 30, 2004	0.20

d Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage
of average
net assets

September 30, 2006	0.02%

September 30, 2005	0.02

e Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

34   P R O S P E C T U S

Glossary of terms

Bond	An IOU issued by a government or corporation that
usually pays interest.

Capital	A profit or loss on the sale of securities (generally
gain/loss	stocks or bonds).

Class A, B,	Types of shares, each class offering investors a different
C, M, R, T,	way to pay sales charges and distribution fees. A fund’s
Y shares	prospectus explains the availability and attributes of
each type.

Common	A unit of ownership of a corporation.
stock

Distribution	A payment from a mutual fund to shareholders. It may
include interest from bonds and dividends from stocks
(dividend distributions). It may also include profits from the sale of securities from the fund’s portfolio (capital
gains distributions).

Net asset	The value of one share of a mutual fund without regard
value (NAV)	to sales charges. Some bond funds aim for a steady NAV,
representing stability; most stock funds aim to raise NAV,
representing growth in the value of an investment.

Public offering	The purchase price of one class A or class M share
price (POP)	of a mutual fund, including the applicable “front-end”
sales charge.

Short-term	Fee charged to shareholders of certain funds who
trading fee	redeem fund shares that they have held for less than a
stated minimum amount of time. Short-term trading
fees are withheld from the proceeds of the shareholder’s
redemption and are payable to the fund.

Total return	A measure of performance showing the change in the
value of an investment over a given period, assuming all
earnings are reinvested.

Yield	The percentage rate at which a fund has earned
income from its investments over the indicated period.

35   P R O S P E C T U S

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

► SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

► SYSTEMATIC WITHDRAWAL

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

► SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

► EXCHANGE PRIVILEGE

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or

36   P R O S P E C T U S

less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic invest ment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

► DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

► STATEMENT OF INTENTION

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, theminimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial representative or aPutnam customer service representative toll free at 1-800-225-1581.

37   P R O S P E C T U S

Putnam Family of Fundsa

The following is a complete list of Putnam’s open-end mutual funds offered to the public. Please call your financial representative or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS
Putnam Growth Opportunities Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Opportunities Fund
Putnam Emerging Markets Equity Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund

PUTNAM VALUE FUNDS
Putnam Convertible Income-GrowthTrust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam Small Cap Value Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified IncomeTrust
Putnam Floating Rate Income Fund
Putnam Global IncomeTrust
Putnam HighYield Advantage Fund
Putnam HighYieldTrust
Putnam Income Fund
Putnam Money Market Fundb
Putnam U.S. Government IncomeTrust

PUTNAM TAX-FREE INCOME FUNDS
Putnam AMT-Free Insured Municipal Fund
PutnamTax Exempt Income Fund
PutnamTax Exempt Money Market Fundb
PutnamTax-Free HighYield Fund

Putnam StateTax-Free Income Fundsc
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, NewYork, Ohio
and Pennsylvania

38   P R O S P E C T U S

PUTNAM ASSET ALLOCATION FUNDS

Putnam Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM ABSOLUTE RETURN FUNDS
Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund

PUTNAM GLOBAL SECTOR FUNDS
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Industrials Fund
Putnam Global Natural Resources Fund
Putnam GlobalTechnology Fund
Putnam GlobalTelecommunications Fund
Putnam Global Utilities Fund

PUTNAM RETIREMENTREADY® FUNDS

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

a As of 1/30/09.

b Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

c Not available in all states.

39 P R O S P E C T U S

For more information about Putnam
Money Market Fund and Putnam
Tax Exempt Money Market Fund

Each fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in each fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

www.putnam.com

Putnam Money Market Fund	Putnam Tax Exempt Money Market Fund
File No. 811-2608	File No. 811-5215	NP039S 255412 1/09 1/09